Exhibit T3F

        Trust Indenture
        Act Section                                                     Indenture Section

        310(a)(1)....................................................           9.9
           (a)(2)....................................................           9.9
           (a)(3)....................................................          N.A.
           (a)(4)....................................................          N.A.
           (a)(5)....................................................           9.9
           (b).......................................................        9.7; 9.9
           (c).......................................................          N.A.
        311(a).......................................................          9.10
           (b).......................................................          9.10
           (c).......................................................          N.A.
        312(a).......................................................          10.2
           (b).......................................................          15.4
           (c).......................................................          15.4
        313(a).......................................................          10.1
           (b)(1)....................................................           7.3
           (b)(2)....................................................        10.1; 9.6
           (c).......................................................     7.3; 10.1;15.3
           (d).......................................................          10.1
        314(a).......................................................  5.2; 5.3; 15.3; 15.6
           (b).......................................................           7.2
           (c)(1)....................................................          15.5
           (c)(2)....................................................          15.5
           (c)(3)....................................................          N.A.
           (d).......................................................      7.3, 7.4, 7.5
           (e).......................................................          15.6
           (f).......................................................       15.5; 15.6
        315(a).......................................................           9.1
           (b).......................................................        9.5,15.3


        Trust Indenture
        Act Section                                                     Indenture Section

           (c).......................................................           9.1
           (d).......................................................           9.1
           (e).......................................................           8.9
        316(a) (last sentence).......................................   1.1 ("Outstanding")
           (a)(1)(A).................................................           8.6
           (a)(1)(B).................................................           8.7
           (a)(2)....................................................          N.A.
           (b).......................................................          8.10
           (c).......................................................          2.12
        317(a)(1)....................................................           8.4
           (a)(2)....................................................           8.4
           (b).......................................................         9.11(c)
        318(a).......................................................          15.2


N.A. means not applicable.